SECURITY AGREEMENT

         SECURITY AGREEMENT (this "Agreement"), dated as of December 6, 1999, by and between COVOL TECHNOLOGIES, INC.(the "Grantor"), a Delaware corporation with an address at 3280 North Frontage Road, Lehi, Utah 84043; and DH FINANCIAL, L.C. (the "Lender"), a Utah limited liability company with an address at 5478 Green Street, Murray, Utah 84123.

         The Grantor and Lender are parties to a Securities Purchase Agreement, dated as of the date hereof (as amended and modified from time to time, the "Purchase Agreement"), pursuant to which the Grantor will issue and sell and the Lender will purchase the convertible secured debentures (the "Debentures") of the Grantor. Capitalized terms used but not defined herein shall have the meanings given to such terms in the Purchase Agreement and the Debentures.

         The Lender has agreed to make certain loans to the Grantor. The obligation of the Lender to lend under the Debentures is conditioned on, among other things, the execution and delivery by the Grantor of this Agreement.

         Accordingly, the Grantor and the Lender, hereby agree as follows:

1.  DEFINITIONS.

         As used herein, the following terms shall have the following meanings:

         "Code" means the Uniform Commercial Code as in effect in the State of Utah.

         "Collateral" means (a) all of the Grantor's right, title and interest in and to (i) that certain License and Binder Purchase Agreement, dated as of June 26, 1998, between the Grantor and Robena L.L.C. (the "Licensee"), a
Delaware limited liability company, a copy of which is attached hereto as Exhibit "A" and incorporated herein by this reference, and (ii) all subsequent and future license agreements or similar agreements between the Grantor and Robena LLC, or the Grantor and any other party which relate to the facilities that are the subject of (i) above (collectively, as such agreements may be amended, restated or modified from time to time, the "License Agreement"), and
(b) all proceeds of any and all of the foregoing Collateral and, to the extent not otherwise included, all payments under insurance (whether or not the Lender is the loss payee thereof), or any indemnity, warranty or guaranty, payable by reason of loss or damage to or otherwise with respect to any of the foregoing Collateral.

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

         "Obligations" means all indebtedness, obligations and other liabilities of the Grantor to the Lender now or hereafter arising pursuant to the Purchase Agreement, including, without limitation, the indebtedness evidenced by the Debentures.

         "Person" means any individual, partnership, joint venture, corporation, trust, unincorporated organization or other entity.

         The foregoing definitions shall be equally applicable to both the singular and plural forms of the defined terms. In addition, the words "including," "includes" and "include" shall be deemed to be followed by the words "without limitation."

2.       GRANT OF SECURITY INTEREST.

         The Grantor hereby pledges and grants a continuing security interest in, and a right of setoff against, the Collateral to the Lender, to secure payment, performance and observance by the Grantor of the Obligations.

3.       REPRESENTATIONS AND WARRANTIES.

         The Grantor makes the  representations and warranties set forth in this
Section 3 to the Lender.

         3.1 Necessary Filings. All filings, registrations and recordings necessary or appropriate or otherwise requested by Lender to create, preserve, protect and perfect the security interest granted by the Grantor to the Lender hereby in respect of the Collateral will be delivered to Lender upon execution of this Agreement or, if requested by Lender, will be delivered to Lender within three (3) Business Days after the date of such request.

         3.2 Principal Location. The Grantor's mailing address, and the location of its chief executive office, is the address set forth in the preamble to this Agreement (as the same may be modified pursuant to Section 4.4); the Grantor has no other places of business.

         3.3 No Other Names. The Grantor conducted business as Enviro-Fuels Technology during 1993 and 1994, as Environmental Technologies Group International during 1994 and 1995 and as Covol Technologies, Inc. since 1995. Except as discussed herein, the Grantor does not conduct and has not conducted since 1993 any trade or business under any name except the name in which it has executed this Agreement. The Grantor has not been a party to any merger or consolidation in the last five years.

         3.4 No Financing Statements. No financing statement describing all or any portion of the Collateral which has not lapsed or been terminated has been filed in any jurisdiction except financing statements naming the Lender as secured party.

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

         3.5 Patents. The Grantor owns and possesses all right, title and interest in and to, or has a valid and enforceable license to use, all patents described in the License Agreement.

         3.6 License Agreement. Each License Agreement constitutes a legal, valid and binding obligation of the Grantor, enforceable by and against the Grantor in accordance with its terms, except to the extent limited by (a) applicable bankruptcy, insolvency, reorganization, moratorium and similar laws of general application related to the enforcement of creditor's rights generally and (b) general principles of equity. The Grantor is not in default, nor to the knowledge of the Grantor is there any basis for a valid claim of default, and to the Grantor's knowledge no event has occurred which, with notice or lapse of time, would constitute a default, under the License Agreement, and to the knowledge of the Grantor no licensee is in default under any such License Agreement.

         3.7 Collateral. The Grantor has good title to the Collateral, free and clear of all claims, liens and encumbrances, except the security interest created by this Agreement. The Grantor has all requisite power and authority to pledge and grant the security interest in the Collateral for the purposes contemplated in this Agreement and to create a first lien on the Collateral in favor of the Lender and this Agreement shall create a valid first lien upon and perfected first priority security interest in the Collateral subject to no prior security interest, lien, encumbrance or other restriction. This Agreement, when executed, has been duly and validly executed and is the legal, valid and binding obligation of the Grantor and is enforceable against the Grantor by the Lender in accordance with its terms.

         3.8 Claims. The Collateral is not the subject of any present or threatened suit, action, arbitration, administrative or other proceeding, and the Grantor knows of no reasonable grounds for the institution of any such proceedings. No authorization, approval or other action by, and not notice to or filing with, any governmental authority or regulatory body is required either
(i) for the pledge by the Grantor of the Collateral pursuant to this Agreement or for the execution, delivery or performance of this Agreement by the Grantor or (ii) for the exercise by the Lender of any remedies with respect to the Collateral.

4.       COVENANTS.

         Grantor hereby covenants and agrees that from the date of this Agreement, and thereafter until this Agreement is terminated:

         4.1 Inspection and Verification. The Lender and such Persons as the Lender may designate shall have the right, at any reasonable time or times upon three (3) days prior notice and during Grantor's usual business hours, to inspect the Collateral, all records related thereto (and to make extracts and copies from such records), and the premises upon which any of the Collateral is located, to discuss Grantor's affairs with the officers of Grantor and their independent auditors to verify under reasonable procedures the validity, amount, quality, quantity, value and condition of, or any other matter relating to, the Collateral.

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

         4.2 Records and Reports. The Grantor will maintain complete and accurate books and records with respect to the Collateral, and furnish to the Lender such reports relating to the Collateral as the Lender shall from time to time reasonably request.

         4.3 Financing Statements and Other Actions. The Grantor will execute and deliver to the Lender all financing statements and amendments thereto and other documents, and take such other actions, as are from time to time reasonably requested by the Lender in order to perfect and to maintain and protect the validity, enforceability and perfected status of the first priority perfected security interest in the Collateral or to enable the Lender to exercise and enforce its rights and remedies hereunder with respect to the Collateral.

         4.4 Change in Location or Name. The Grantor will not (a) maintain a place of business at any location other than the location specified in the preamble to this Agreement, (b) change its name, or (c) change its mailing address, unless, in each case, the Grantor shall have given the Lender at least thirty (30) days' prior written notice thereof, including the new address or name, and delivered any financing statements or other documents requested by the Lender.

         4.5 Other Financing Statements. The Grantor will not sign or authorize the signing on its behalf of any financing statement naming it as debtor which covers all or any portion of the Collateral, except financing statements naming the Lender as secured party.

         4.6 Exclusivity. The Grantor will not sell, convey or otherwise dispose of any interest in the Collateral or create, incur or permit to exist any pledge, mortgage, lien, charge or encumbrance or any security interest whatsoever in or with respect to any of the Collateral other than that created hereby, without the prior written consent of the Lender, which consent will not be unreasonably withheld..

         4.7 Defense. The Grantor will defend at its sole expense, the Lender's right, title and security interest in and to the Collateral against the claims of any person, firm, corporation or other entity.

         4.8.  Intellectual  Property  Covenants.  The Grantor shall:

                  (a) consistent with commercially reasonable practices, not perform or omit to perform any act whereby any patent rights necessary for the License Agreement may become dedicated, invalidated or unenforceable;

                  (b) consistent with commercially reasonable practices, prosecute diligently any necessary patent, trademark or copyright application which is pending with respect to the License Agreement as of the date of this Agreement or hereafter and otherwise maintain all rights in and to the patents necessary under the License Agreement, including making all necessary filings and recordings and paying all required fees and taxes to record and maintain its registration and ownership of each such patent described in the License Agreement;

Covol Security Agreement              - 4 -                     December 6, 1999

                  (c) not impair any of the Lender's rights of action described herein.

         4.9 Grant of License to Use Patents. For the purpose of enabling the Lender to exercise its rights and remedies upon an Event of Default, the Grantor hereby grants to the Lender an irrevocable, nonexclusive license (exercisable without payment of royalty or other compensation to the Grantor) to use, license or sublicense any of the patents and all of the patent rights described in the License Agreement to the extent not inconsistent with the terms of the License Agreement, wherever the same may be located. Except as set forth in the preceding sentence, the Lender shall have no obligations or liabilities regarding any or all of the patents by reason of, or arising out of, this Agreement.

5.       REMEDIES UPON DEFAULT.

         5.1 Remedies upon Default. If any Event of Default shall occur, whether or not all of the Obligations shall have become due and payable, the Lender may, in addition to its rights under the Purchase Agreement and the Debentures, exercise any or all of the rights and remedies provided (i) in this Agreement, or (ii) to a secured party when a debtor is in default under a security agreement governed by the Code or any other applicable law.

         5.2 Specific Performance. The Grantor agrees that, in addition to all other rights and remedies granted to the Lender in this Agreement and under the Debentures, the Lender shall be entitled to specific performance and injunctive and other equitable relief, and the Grantor further agrees to waive any requirement for the securing or posting of any bond or other security in connection with the obtaining of any such specific performance and injunctive or other equitable relief.

         5.3 Grantor's Secured Liabilities Upon Event of Default. Upon the request of the Lender after the occurrence of an Event of Default, the Grantor will promptly:

                  (a) Assemble and make available to the Lender the Collateral and all records relating thereto at the Company's principal place of business.

                  (b) Permit the Lender, or the Lender's representatives and Lenders, to enter any premises where all or any part of the Collateral, or the books and records relating thereto, or both, are located, to take possession of all or any part of the Collateral and to remove all or any part of the Collateral.

         5.4 Remedies Cumulative. All rights, powers and remedies contained in this Agreement or afforded by law shall be cumulative and all shall be available to the Lender until the Obligations have been paid in full.

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

6.       WAIVERS, AMENDMENTS AND REMEDIES.

         No delay or omission of the Lender to exercise any right, power or remedy granted under this Agreement shall impair such right, power or remedy or be construed to be a waiver of any Event of Default or an acquiescence therein, and any single or partial exercise of any such right, power or remedy shall not preclude other or further exercise thereof or the exercise of any other right, power or remedy, and no waiver, amendment or other variation of the terms, conditions or provisions of this Agreement whatsoever shall be valid unless signed by each of the parties hereto, and then only to the extent specifically set forth in such writing.

7.       COLLECTION OF RECEIVABLES; PROCEEDS.

         7.1 Collection of Receivables. Grantor hereby covenants and agrees that the Lender may at any time after the occurrence of an Event of Default, by giving the Grantor written notice, elect to enforce collection of any proceeds of any and all of the Collateral, including any Earned Royalty and any payment of profits from sales of Proprietary Binder Material (each as defined in the License Agreement) and to require that such proceeds be paid directly to the Lender. In such event, the Grantor covenants and agrees to, and shall permit the Lender to, promptly notify the account debtors or obligors under the License Agreement of the Lender's interest therein and direct such account debtors or obligors to make payment of all amounts then or thereafter due under the License Agreement directly to the Lender. Upon receipt of any such notice from the Lender, the Grantor shall thereafter hold in trust for the Lender all amounts and proceeds received by it with respect to the License Agreement or any other Collateral, shall segregate all such amounts and proceeds from other funds of the Grantor, and shall at all times thereafter promptly deliver to the Lender all such amounts and proceeds in the same form as so received, whether by cash, check, draft or otherwise, with any necessary endorsements.

         7.2 Payment of Proceeds from Collateral. Upon the receipt by the Licensee of notice from the Lender of the occurrence of an Event of Default by the Company pursuant to the Purchase Agreement or the Debentures issued pursuant thereto, the Grantor acknowledges and agrees that the Licensee shall (a) make no further payments to the Company under (i) the License Agreement, including any Earned Royalty (as defined in the License Agreement ), or (ii) any other agreement between the Company and the Licensee with respect to the Facility, and
(b) make all payments otherwise due to the Company under (i) the License Agreement , including any Earned Royalty, or (ii) any other agreement between the Company and the Licensee with respect to the Facility, to the Lender as specified by the Lender in the notice referred to above.

         The Grantor further acknowledges and agrees that, notwithstanding anything to the contrary contained in Section 3.4 of the License Agreement, (i) payments with respect to the License Agreement, including Earned Royalty shall be due as specified in Section 3.4 of the License Agreement and (ii) payments shall be made in accordance with this Agreement and shall be deemed paid when paid to the Lender. The Grantor further acknowledges and agrees that payments made by the Licensee to the Lender under this Agreement shall be deemed to satisfy the

Covol Security Agreement              - 6 -                     December 6, 1999

Licensee's corresponding payment obligations under the Licence Agreement. The Grantor hereby agrees to continue to perform all of its obligations under the License Agreement.

         7.3 Application of Proceeds. (a) Upon the occurrence of an Event of Default, the Lender shall have the continuing and exclusive right to apply or reverse and re-apply any and all payments to any portion of the Obligations. To the extent that the Grantor makes a payment or payments to the Lender or the Lender receives any payment or proceeds of the Collateral, which payment or proceeds or any part thereof are subsequently invalidated, declared to be fraudulent or preferential, set aside or required to be repaid to a trustee, receiver or any other party under any bankruptcy law, state or federal law, common law or equitable cause, then, to the extent of such payment or proceeds, the Obligations or part thereof intended to be satisfied and this Agreement shall be revived and continue in full force and effect, as if such payment or proceeds had not been received by such party.

                  (b) Should the Lender receive proceeds of the Collateral, the Lender shall apply the proceeds of such amounts withdrawn as follows:

                  FIRST, to the payment of all reasonable costs and expenses incurred by the Lender in connection with such collection or sale or otherwise in connection with this Agreement or any of the Obligations, including but not limited to all court costs and the reasonable fees and expenses of its Lenders and legal counsel, the repayment of all advances made by the Lender hereunder on behalf of the Grantor and any other costs or expenses incurred in connection with the exercise of any right or remedy hereunder.

                  SECOND, to the payment in full of all unpaid interest and penalties on the Debentures.

                  THIRD, to the payment in full of the unpaid principal amount of the Debentures, to be applied on a pro rata basis.

                  FOURTH,   to  the  payment  and   discharge  in  full  of  the
Obligations (other than those referred to above).

                  FIFTH, to the Grantor, its successors or assigns, or as a court of competent jurisdiction may otherwise direct.

8.       GENERAL PROVISIONS.

         8.1 Compromises and Collection of Collateral. The Grantor recognizes that setoffs, counterclaims, defenses and other claims may be asserted by obligors with respect to certain of the proceeds of any and all of the Collateral, including any Earned Royalty and any payment of profits from sales of Proprietary Binder Material, that certain of such proceeds may be or become uncollectible in whole or in part and that the expense and probability of success in

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

litigating disputed Collateral proceeds may exceed the amount that reasonably may be expected to be recovered with respect to such Collateral proceeds. In view of the foregoing, the Grantor agrees that the Lender may at any time and from time to time compromise with the obligor on any Collateral proceeds, accept in full payment of any Collateral proceeds such amount as the Lender in its sole discretion shall determine, or abandon any Collateral proceeds, and any such action by the Lender shall be commercially reasonable so long as the Lender acts in good faith based on information known to it at the time it takes any such action.

         8.2 Secured Party Performance of Grantor Secured Liabilities. Without having any obligation to do so, the Lender may, upon notice to the Grantor, perform or pay any obligation which the Grantor has agreed to perform or pay in this Agreement but has not performed or paid and the Grantor shall reimburse the Lender for any amounts paid or incurred pursuant to this Section 8.2. The Grantor's obligation to reimburse the Lender pursuant to the preceding sentence shall be an Obligation payable on demand and shall bear interest at the rate of 2.5% per month from the date of payment until payment in full.

         8.3 Authorization for Secured Party To Take Certain Action. Upon the occurrence of an Event of Default or with the consent of the Grantor, which consent shall not be unreasonably withheld, the Grantor irrevocably authorizes the Lender at any time and from time to time in the sole discretion of the Lender, and irrevocably appoints the Lender as its attorney-in-fact to act on behalf of the Grantor, in the name of the Grantor or otherwise, from time to time in the Lender's discretion, to take any action and to execute any instrument which the Lender may deem necessary or advisable to accomplish the purposes of this Agreement, including without limitation (a) to execute on behalf of the Grantor as debtor and to file financing statements necessary or desirable in the Lender's sole discretion to perfect and to maintain the perfection and priority of the Lender's security interest in the Collateral; (b) to endorse, deposit and collect any cash and other proceeds of the Collateral;
(c) to file a carbon, photographic or other reproduction of this Agreement or any financing statement with respect to the Collateral as a financing statement in such offices as the Lender in its sole discretion deems necessary or desirable to perfect and to maintain the perfection and priority of the Lender's security interest in the Collateral; (d) to enforce payment of the Earned Royalty and the payments from sales of Proprietary Binder Material in the name of the Lender or the Grantor; (e) to cause the proceeds of any Collateral received by the Lender to be applied to the Obligations; (f) to sign the Grantor's name on any invoice or bill of lading relating to any Collateral, including any Earned Royalty and Proprietary Binder Material profits, on drafts against customers, on schedules and assignments of such Collateral, on notices of assignment, financing statements and other public records, on verifications of accounts and on notices to licensees; (g) to send requests for verification of any Collateral or any proceeds therefrom, including Earned Royalty and Proprietary Binder Material profits to licensees or account debtors (provided that this clause (g) shall not limit the Lender's rights under Section 4.01);
(h) to do all things necessary to carry out this Agreement; (i) to grant or issue any exclusive or nonexclusive license under the Collateral to any Person, to the extent consistent with the terms of the License Agreement, and (j) to assign, pledge, convey or otherwise transfer title in or to or dispose of the Collateral to anyone, including without limitation, to

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

make assignments, recordings, registrations and applications therefor in the United States Patent and Trademark Office, the United States Copyright Office or any similar office or agency of the United States, any State thereof or any other country or political subdivision thereof, and to execute and deliver any and all agreements, documents, instruments of assignment or other papers necessary or advisable to effect any of the foregoing or the recordation, registration, filing or perfection thereof. The Grantor ratifies and approves all acts of such attorney-in-fact. The Lender will not be liable for any acts or omissions except those determined pursuant to a final, non-appealable order of a court of competent jurisdiction to have resulted solely from the Lender's gross negligence or willful misconduct. The power conferred on the Lender hereunder is solely to protect its interests in the Collateral and shall not impose any duty upon the Lender to exercise such power. This power, being coupled with an interest, is irrevocable.

         8.4 Grantor Remains Liable. Anything contained in this Agreement to the contrary notwithstanding, (a) the Grantor shall remain solely liable to perform its duties and obligations under the License Agreement included in the Collateral to the extent set forth therein to the same extent as if this Agreement had not been executed, (b) the exercise by the Lender of any of its rights and remedies hereunder shall not release any Grantor from any of its duties or obligations under the License Agreement included in the Collateral except to the extent the exercise of such rights renders the performance of such duties or obligations by the Grantor impracticable under any such agreement or contract, and (c) the Lender shall not have any obligation or liability under any License Agreement included in the Collateral by reason of this Agreement, and the Lender shall not be obligated in any manner to perform any of the obligations or duties of the Grantor thereunder or to take any action to collect or enforce any claim for payment assigned hereunder.

9.       MISCELLANEOUS

         9.1 Security Interest Absolute. All rights of the Lender hereunder, the security interest granted hereby, and all obligations of the Grantor hereunder, shall be absolute and unconditional irrespective of (a) any lack of validity or enforceability of the Debentures, any agreement with respect to any of the Obligations or any other agreement or instrument relating to any of the foregoing, (b) any change in the time, manner or place of payment of, or in any other term of, all or any of the Obligations, or any other amendment or waiver of or any consent to any departure from the Debentures or any other agreement or instrument, (c) any exchange, release or non-perfection of any other Collateral, or any release, amendment or waiver of, or consent to or departure from, any guaranty for all or any of the Obligations, or (d) any other circumstance which might otherwise constitute a defense available to, or a discharge of, the Grantor in respect of the Obligations or in respect of this Agreement.

         9.2 Lender's Fees and Expenses; Indemnification. (a) The Grantor agrees to pay upon demand to the Lender the amount of all reasonable expenses, including the fees and expenses of its counsel and of any experts of the Lender, which the Lender may incur in connection with (i)

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

the administration of this Agreement, (ii) the custody or preservation of, or the sale of, collection from, or other realization upon, any of the Collateral,
(iii) the exercise or enforcement of any of the rights of the Lender hereunder, or (iv) the failure by the Grantor to perform or observe any of the provisions hereof.

                  (b) Without limitation of its indemnification obligations under the Purchase Agreement or any Related Documents (as defined in the Purchase Agreement) the Grantor agrees to indemnify the Lender against, and defend and hold it harmless from, any and all losses, claims, damages, liabilities and related expenses, including reasonable fees, disbursements and other charges of counsel, incurred by or asserted against it arising out of, in any way connected with, or as a result of, the execution, delivery or performance of this Agreement or any claim, litigation, investigation or proceeding relating hereto or to the Collateral, whether or not the Lender is a party thereto; provided that such indemnity shall not, as to the Lender, be available to the extent that such losses, claims, damages, liabilities or related expenses are determined by a court of competent jurisdiction by final and nonappealable judgment to have resulted from the gross negligence or willful misconduct of the Lender.

                  (c) Any such amounts payable as provided hereunder shall be additional Obligations secured by this Agreement. The provisions of this Section
9.2 shall remain operative and in full force and effect regardless of the termination of this Agreement, the consummation of the transactions contemplated hereby, the repayment of any of the Debentures, the invalidity or unenforceability of any term or provision of this Agreement, or any investigation made by or on behalf of the Lender. All amounts due under this
Section 9.2 shall be payable on written demand therefor and shall bear interest at the rate of 2.5% per month from the date incurred by Lender until paid in full

         9.3 No Amendment of License the Agreements. The Grantor hereby agrees not to amend or waive any provision of the License Agreements without the written consent (which shall not be unreasonably withheld) of the Lender.

         9.4 Binding Agreement; Assignments. This Agreement, and the terms, covenants and conditions hereof, shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns, except that the Grantor shall not be permitted to assign this Agreement or any interest herein or in the Collateral or any part thereof, or otherwise pledge, encumber or grant any option with respect to the Collateral or any part thereof, or any cash or property held by the Lender as Collateral under this Agreement, except as contemplated by this Agreement or the Debentures.

         9.5 GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL SUBSTANTIVE LAWS OF THE STATE OF UTAH WITHOUT GIVING EFFECT TO THE LAWS OF CONFLICT OR CHOICE OF LAWS OF THE STATE OF UTAH OR ANY OTHER JURISDICTION THAT

Covol Security Agreement             - 10 -                     December 6, 1999

WOULD  RESULT IN THE  APPLICATION  OF ANY LAWS  OTHER THAN THOSE OF THE STATE OF
UTAH.

         9.6 Consent to Jurisdiction and Service of Process. With respect to jurisdiction, service of process, jury trial and all other procedural matters the Grantor agrees that the provisions of Section 12.11 of the Purchase Agreement apply to this Agreement mutatis mutandis.

         9.7 Notices. All communications and notices hereunder shall be in writing and given as provided in the Debentures.

         9.8 Severability. In case any one or more of the provisions contained in this Agreement should be invalid, illegal or unenforceable in any respect, no party hereto shall be required to comply with such provision for so long as such provision is held to be invalid, illegal or unenforceable and the validity, legality and enforceability of the remaining provisions contained herein shall not in any way be affected or impaired. The parties shall endeavor in good-faith negotiations to replace the invalid, illegal and unenforceable provisions with valid provisions, the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.

         9.9 Counterparts. This Agreement may be executed in two or more counterparts, each of which shall constitute an original, but all of which, when taken together, shall constitute but one instrument.

         9.10 Termination. (a) This Agreement and the security interest granted hereby shall terminate only after all the Obligations have been indefeasibly paid in full and the Lender has no further commitment to lend under the Debentures, at which time the Lender shall execute and deliver to the Grantor all Uniform Commercial Code termination statements and similar documents prepared by the Grantor which the Grantor shall reasonably request to evidence such termination.

                  (b) Notwithstanding anything to the contrary contained in this Agreement, this Agreement shall remain in full force and effect and continue to be effective should any petition be filed by or against the Grantor for liquidation or reorganization, should the Grantor become insolvent or make an assignment for any benefit of creditors or should a receiver or trustee be appointed for all or any significant part of the Grantor's assets, and shall continue to be effective or be reinstated, as the case may be, if at any time payment and performance of the obligations, or any part thereof, is, pursuant to applicable law, rescinded or reduced in amount, or must otherwise be restored or returned by any obligee of the obligations, whether as a "voidable preference", "fraudulent conveyance" or otherwise, all as though such payment, or any part thereof, is rescinded, reduced, restored or returned.

Covol Security Agreement             - 11 -                     December 6, 1999

         IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

         Grantor:                           COVOL TECHNOLOGIES, INC.
Attest:
/s/ Harlan M. Hatfield                      By: /s/ Steven G. Stewart
-------------------------------------          ---------------------------------
Harlan M. Hatfield, General Counsel &           Steven G. Stewart, Chief
Corporate Secretary                             Financial Officer

                                            By: /s/ Stanley M. Kimball
                                                --------------------------------
                                                Stanley M. Kimball, Executive
                                                Vice President

         Lender:                            DH FINANCIAL, L.C.

                                            By: /s/ Brad Dennis
                                                --------------------------------
                                                Its  Manager

Covol Security Agreement             - 12 -                     December 6, 1999